Summary Prospectus February 1, 2010
U.S. Treasury Money Market Fund

Class A Shares BBUXX	Class B Shares BUSXX (Not Offered for Sale)	Class C Shares BUCXX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.bbtfunds.com/literature. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@bbandt.com.

Investment Objective

The Fund seeks current income with liquidity and stability of principal by investing exclusively in short-term United States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the BB&T Funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements/Sales Charges” on page 159 of the Fund’s prospectus and in the “Sales Charges” section of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
	Shares	Shares	Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None	None	None

Maximum Deferred Sales Charge (load) (as a % of redemptions)	None	5.00%[1]	1.00%

Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
	Shares	Shares	Shares
Management Fees	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%

Other Expenses	0.25%	0.25%	0.25%

Total Annual Fund Operating Expenses	1.15%	1.65%	1.65%

Fee Waiver or Expense Reimbursement[2]	–0.14%	–0.14%	–0.14%

Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement[2]	1.01%	1.51%	1.51%

1 A contingent deferred sales charge (“CDSC”) on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

2 The Adviser has contractually agreed to limit the advisory fees paid by the Fund to 0.26% (the “Advisory Fee Limit”) for the period from March 1, 2009 through February 29, 2012. From March 1, 2010 through February 29, 2012 the Adviser may recoup from the Fund all or a portion of the advisory fees that it voluntarily waives beyond the Advisory Fee Limit during the period from March 1, 2009 through February 29, 2012 (the “Recoupment Amount”), subject to certain limitations. The Adviser may not recoup any amount from the Fund if the Recoupment Amount plus the Advisory Fee Limit would exceed the Management Fee noted above. This contractual limitation will automatically terminate upon termination of the Investment Advisory Agreement or the Administration Agreement between the Fund and the Adviser/Administrator.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the expiration of the current contractual advisory fee limitation on February 28, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$103	$337	$605	$1,372

Class B Shares	$554	$792	$970	$1,797

Class C Shares	$154	$492	$870	$1,930

You would pay the following expenses if you did not redeem your shares:

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$103	$337	$605	$1,372

Class B Shares	$154	$492	$870	$1,797

Class C Shares	$154	$492	$870	$1,930

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Strategy, Risks and Performance

Principal Strategy
To pursue its investment objective, the Fund invests exclusively in short-term U.S. dollar-denominated obligations issued by the U.S. Treasury (“U.S. Treasury Securities”), and repurchase agreements collateralized by U.S. Treasury Securities.

In managing the Fund, the portfolio manager focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund’s interest rate sensitivity target and which the portfolio manager believes to be the best relative values. Generally, the portfolio manager buys and holds securities until their maturity.

The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

The Fund may engage in securities lending.

For temporary defensive purposes, the Fund may invest any portion of its total assets in (i) cash, (ii) securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program (as described below), (iii) repurchase agreements that are secured with collateral guaranteed by the FDIC under its Temporary Liquidity Guarantee Program, (iv) debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (v) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. government or its agencies or instrumentalities. Each of these securities will be an “Eligible Security,” as defined in Rule 2a-7 under the Investment Company Act of 1940, that have been determined to present minimal credit risks and have a remaining maturity of 397 days or less.

On October 14, 2008, the FDIC announced a Temporary Liquidity Guarantee Program, under which the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on certain debt issued by private entities through the earlier of maturity date of the debt or June 30, 2012. The interest on securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program may be subject to state and local taxes.

Please see “Additional Investment Strategies and Risks” on page 129. The Fund may not achieve its investment objective as a result of taking any temporary defensive position.

Principal Risks
Below are all of the principal risks of investing in the Fund.

Interest Rate Risk: The possibility that the Fund’s yield will decrease due to a decrease in interest rates or that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

U.S. Government Securities Risk: The Fund invests in U.S. Government securities or its agencies (such as Fannie Mae or Freddie Mac securities). Although U.S. Government Securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. Government Securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment/Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from the borrower.

For more information about the Fund’s risks, please see the Fund’s prospectus or SAI.

An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Also, your investment is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A Shares. The table shows the Fund’s average annual returns for 1, 5 and 10 years and since the Fund’s inception. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.bbtfunds.com or by calling 1-800-228-1872.

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Class A Shares Annual Total Returns for years ended 12/31

Best quarter:	1.38%	12/31/00
Worst quarter:	0.00%	12/31/09

Average Annual Total Returns as of December 31, 2009

	1	5	10	Since
	Year	Years	Years[1]	Inception[1]
				(10/5/92)
Class A Shares	0.01%	2.19%	2.08%	2.89%

				(10/5/92)
Class B Shares	–3.99%	1.63%	1.70%	2.59%

				(1/30/02)
Class C Shares	0.01%	1.81%	1.80%	2.72%

1 Performance for Class C Shares for periods prior to inception on January 30, 2002 is based on Class A Share performance.

As of December 31, 2009, the Fund’s 7-day yield for Class A, Class B and Class C Shares was 0.01%, 0.01% and 0.01%, respectively. For current yield information on the Fund call 1-800-228-1872.

Management

Investment Adviser
BB&T Asset Management, Inc.

Purchase and Sale of Fund Shares

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment	Investment
Regular Account	$1,000	$0
Automatic Investment Plan	$25	$25

Class B Shares are not offered for new purchases. If you currently hold a Class B share, you may:

•	Continue as a Class B shareholder;
•	Continue to reinvest dividends and distributions into Class B shares; and
•	Exchange your Class B shares of a BB&T Fund for Class B shares of other BB&T Funds, as permitted by existing exchange privileges.

You may buy or sell Class A or C Shares on any business day by contacting your financial representative or contacting the Fund (i) by mail at BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762; or (ii) by telephone at 1-800-228-1872. In addition, Class A and Class C Shares are available for purchase at www.bbtfunds.com.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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UST-02/10

Summary Prospectus	4 of 4	U.S. Treasury Money Market Fund